EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Timothy M. Howsman, the Chief Financial Officer of Williams Industrial Services Group Inc. (the “Company”), hereby certify, that, to my knowledge:

1.      The Annual Report on Form 10-K for the period ended December 31, 2018 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2019	By:	/s/ Timothy M. Howsman
Timothy M. Howsman
Chief Financial Officer